Exhibit 99.1

Colony Starwood

HOMES

January 2016

Investor Presentation

WELCOME HOME

Forward-Looking Statements

This presentation may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Colony Starwood Homes operates and beliefs of and assumptions made by Colony Starwood Homes’ management, involve uncertainties that could significantly affect the financial results of Colony Starwood Homes. Words such as “may,” “will,” “should,” “might,” “could,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “potential,” “continue,”

“predicts,” variations of such words, the negative of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the recently closed business combination transaction involving Colony Starwood Homes, including future financial and operating results (such as core funds from operations, “Core FFO”), and Colony Starwood Homes’ plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to expected synergies, improved liquidity and balance sheet strength — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, regional and local economic climates; (ii) changes in financial markets and interest rates, or to the business or financial condition of either company or business; (iii) changes in market demand for single family rental (“SFR”) homes and competitive pricing; (iv) risks associated with acquisitions, including the integration of the combined companies’ businesses; (v) maintenance of real estate investment trust (“REIT”) status; (vi) availability of financing and capital; (vii) risks associated with achieving expected revenue synergies or cost savings; and (viii) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by Colony Starwood Homes from time to time, including those discussed under the heading “Risk Factors” in its most recently filed reports on Forms 10-K and 10-Q. Neither Colony Starwood Homes nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements speak only as of the date of this communication, and Colony Starwood Homes anticipates that subsequent events and developments will cause their views to change. However, Colony Starwood Homes undertakes no duty to update any forward-looking statements appearing in this presentation, nor to confirm its prior statements to actual results or revised expectations, and it does not intend to do so.

Colony Starwood

HOMES

Chairmen & Management Team and Agenda

Barry Sternlicht – Co-Chairman

CEO and Chairman of Starwood Capital Group, the private investment firm he formed in 1991

Starwood Capital has raised $31Bn+ of equity capital over 24 years and has $44Bn of AUM

Thomas J. Barrack, Jr. – Co-Chairman

Executive Chairman of Colony Capital, the investment firm he founded in 1991

Colony Capital has $19Bn of AUM and has invested $63Bn since inception

Fred Tuomi – CEO

Previously President and COO of Colony American Homes, which he joined in July 2013

Formerly EVP and President – Property Management for Equity Residential (NYSE: EQR)

Charles Young – COO

Previously COO of SWAY, which he joined in May of 2012

Former EVP at Mesa Development and worked for Goldman Sachs Real Estate Principal Investment Area

Arik Prawer – CFO

Previously CFO of Colony American Homes, which he joined at inception in 2012

Formerly led Credit Suisse West Coast Real Estate investment banking practice

Lucas Haldeman – CTMO

Previously Chief Technology & Marketing Officer for Colony American Homes, which he joined in October 2013

Formerly Chief Information Officer for Beazer Pre-Owned Rental Homes

Agenda

1 Strategic Overview: Barry Sternlicht

2 Company Overview: Fred Tuomi

3 Sector Perspective: Thomas J. Barrack, Jr.

4 Technology Overview: Lucas Haldeman

5 Q&A

Colony Starwood

HOMES

Colony Starwood Homes Strategic Overview

Transformative combination creates significant operational efficiency driving outsized growth

Leading Platform and Management Team

SFR sector’s premier operationally focused management team led by CEO Fred Tuomi

Majority-independent Board led by Co-Chairmen Barry Sternlicht and Thomas J. Barrack, Jr.

Scale and Density to Optimize Operations

Combined platform spans 30,000+ homes concentrated in high growth SFR markets

Market density strategy to drive margin expansion with an average of 2,700+ homes in top 10 markets (1)

Substantial Identified Synergies

~$50MM of identified expected synergies with ~70% run-rate achieved by the end of January 2016

Synergies include G&A consolidation, regional property-level efficiencies, and internalization

Improved Balance Sheet and Liquidity

Cash and undrawn credit facilities of ~$900MM (1) provide significant optionality and stability

Liquidity, portfolio optimization and NPL wind-down fund growth without need for outside equity

Attractive and Growing Dividend

Combination of operational efficiencies, synergies, and high growth portfolio to drive dividend growth

Intend to increase annual dividend to $0.88 per share, up 14% from pre-merger rate (2)

Competitive Position to Generate Attractive ROE

Size and scale to be the foremost aggregator of the SFR sector

Operational and cost of capital advantages position company to drive attractive return on equity

Colony Starwood

HOMES

1 See appendix for detailed calculation methodology; portfolio metrics as of September 30, 2015

2 All dividends subject to the determination, in its sole discretion, of Colony Starwood Homes’ Board

Premier SFR Platform: Combination Overview

30,000+ homes with substantial scale and strategic market density

Colony Starwood Homes [1]

SFR Homes	30,497
Average Monthly Rent per Home	$1,491
Total Portfolio Occupancy [2]	91.7%
Stabilized Occupancy [2]	94.3%
Retention [2]	75.9%
Renewal Rent Growth [2]	4.4%
Blended Rent Growth [2]	4.7%
Estimated Overall Synergies [2]	~$50MM

Starwood Waypoint Residential Trust [1]

SFR Homes	12,734
Average Monthly Rent per Home	$1,499
Total Portfolio Occupancy [2]	88.3%
Stabilized Occupancy [2]	93.2%
Retention [2]	76.1%
Renewal Rent Growth [2]	3.1%
Blended Rent Growth [2]	3.1%

Colony American Homes [1]

SFR Homes	17,763
Average Monthly Rent per Home	$1,486
Total Portfolio Occupancy [2]	94.1%
Stabilized Occupancy [2]	95.0%
Retention [2]	75.8%
Renewal Rent Growth [2]	5.1%
Blended Rent Growth [2]	5.3%

1 As of September 30, 2015. Home count and all metrics exclude 958 homes in CAH Fannie Mae ("FNMA") joint venture. Home count and all metrics exclude 1,421 legacy Starwood Waypoint Residential Trust ("SWAY") homes and 180 legacy Colony American Homes ("CAH") homes not intended to be held for the long term as of September 30, 2015. Home count based on number of rental units, not number of properties

2 See appendix for detailed calculation methodology; portfolio metrics as of September 30, 2015

Colony Starwood Homes
5

Dimensioning Colony Starwood Homes

Compelling economic model from unique platform and implementation of multifamily operating strategies with target of 64 – 65% margins after realizing synergies

Illustrative Cash Flow Profile		Build-Up to Illustrative FFO [1]
SFR Revenue	$5.4Bn SFR cost basis (x) ~10% gross yield	~$530MM [2]
NOI	(x) 62% to 63% Core NOI Margin [3] (+) ~$10MM – $15MM of expected property-level synergies	~$340MM
G&A	(-) Pro Forma 6/30 annualized G&A: $52MM [4] (+) ~$13 – 18MM of expected corporate-level synergies	~$40MM
Interest Expense	(-) $4.1Bn 2Q 2015 Debt [5] (x) ~3.0% weighted average interest rate	~$120MM
Illustrative 2016 Core SFR FFO	Core SFR business only: Pro forma for Jan. 1, 2016 closing & excluding NPL portfolio income	**~$170 – $180MM[6]** **~$1.55 – $1.65 per share[6][7]**
Illustrative T+18-24 Month Run-Rate Core FFO per Share	Represents annualized T+18-24 month run-rate Core SFR FFO incorporating 100% synergies [8]	**~$1.80 – $2.00 per share[6][7][9]**
NPL Platform	NPL platform sales expected to provide substantial capacity for accretive capital deployment going forward	~$200MM+ of net NPL and REO sale proceeds expected in 2016-2017

1 This information is intended for illustrative purposes only and is based on management's expectations under current market conditions. No assurance can be given that management's expectations will prove to be accurate, and you should not place undue reliance on this information. The actual operating performance of Colony Starwood Homes' portfolio and Colony Starwood Homes' overall financial performance will be subject to a variety of risks and uncertainties, and actual results may vary materially. Assumes transaction close on January 1, 2016
2 Includes impact of vacancy, bad debt expense, and revenue growth
3 As defined in SWAY 2Q 2015 Supplement and based on 2Q 2015 for Colony Starwood Homes
4 Six months ended 6/30/2015 pro forma combined G&A annualized. Adjusts for impact of CAH reorganization and internalization of the manager, including impact of $10.8MM annualized cost recovery revenue received from third party legacy funds managed by SWAY Management, LLC
5 6/30 combined debt balance pro forma for subsequent one-time dividends
6 Excludes one-time merger related expenses and excludes non-cash interest expense related to deferred financing fees and expenses
7 Per share figures based on approximately 110MM shares and OP units outstanding
8 100% synergies assumes $50MM of synergies
9 Represents illustrative Core FFO / share including 100% of expected synergies and the impact of rent growth

ColonyStarwood HOMES

6

Stronger Balance Sheet and Liquidity

Attractive in-place, low-cost debt financing and multiple sources of liquidity

Leverage Ratio [1]

Net Debt as a % of Enterprise Value at FMV


58.1%
~ 580 bps
52.3%
47.9%
SWAY
CAH
Colony Starwood Homes

Weighted Average Interest Rate

3Q 2015


3.0%
~ 40 bps
2.6%
2.2%
SWAY
CAH
Colony Starwood Homes

Expected Capital Sources & Uses

Sources	Uses
NPL Wind-down	Debt Reduction
REO Asset Dispositions	Share Repurchases
SFR Portfolio Optimization	Other Accretive Uses of Capital
Estimated Total: $800-900MM	**Estimated Total: $800-900MM**

Capital Allocation Plan

- Transaction reduced overall leverage ratio relative to SWAY pre-merger
  - Plan to de-lever further through future NPL wind-down and targeted dispositions
- Preference for longer term fixed-rate financing
- Capital allocation priorities include share repurchase and debt reduction
- Intend to increase annual dividend to $0.88/share [3]

ColonyStarwood HOMES

1 See appendix for detailed calculation methodology; portfolio metrics as of September 30, 2015
2 Represents combined balance sheet as of September 30, 2015; excludes restricted cash and is subject to change based on final accounting policies
3 All dividends subject to the determination, in its sole discretion, of Colony Starwood Homes' Board

7

Complementary Footprint in High-Growth Markets

89% of 30,000+ home portfolio in top 10 markets driving operational efficiencies (1)

Nevada

1,724 Homes

Colorado

1,909 Homes

Illinois

770 Homes

California

3,615 Homes

Arizona

1,445 Homes

Texas

4,995 Homes

North Carolina

741 Homes

Tennessee

155 Homes

Georgia

5,716 Homes

Florida

9,361 Homes

SWAY Footprint

CAH Footprint

Footprint Overlap

Top 10 Market (2)

Strategic market density: Average of 2,700+ homes per top 10 market

Colony Starwood

HOMES

1 Map excludes 106 properties in DE / PA and homes held in CAH FNMA JV

2 See appendix for detailed calculation methodology; portfolio metrics as of September 30, 2015

Substantial Market-Level Overlap

Higher portfolio density drives increased operational efficiency & improved margins

Atlanta Case Study: SWAY / CAH Footprint

STARWOOD

WAYPOINT

RESIDENTIAL TRUST TM

Colony Starwood

HOMES

ColonyAmericanHomes

= SWAY Standalone

= CAH Standalone

Colony Starwood

HOMES

Benefits of Market Density

Staffing efficiencies drive approximately 85% of ~$500 of expected annual property-level savings per home, reflecting ~200 - 250 bps of operating margin expansion

Illustrative Staffing Efficiency (1) (2)

of Homes per Top Ten Market



2.7K homes
1.6K homes
1.1K homes
SWAY
CAH
Colony Starwood Homes(4)

	SWAY	CAH	Colony Starwood Homes[4]
Number of Homes per Property-Level Employee [3]	~50	~65	~75
Number of Homes per Full-Time Employee	~33	~47	~54
Number of Homes Per Regional Office	~740	~1,040	~1,170

Sources of Cost Efficiency

- Construction Management
- Leasing
- Property Management
- Service & Maintenance

ColonyStarwood HOMES

1 Home count includes 3,556 SWAY homes from Legacy Funds and 958 CAH homes from FNMA JV
2 SWAY and CAH standalone figures as of September 30, 2015
3 Field and regional-level employees
4 Pro forma for implementation of Colony Starwood Homes integration plan

10

Field Staffing Configuration

27 area offices serve 30,000+ home portfolio with an average of 1,100+ homes per area managed by a team of 13-14 employees

Property Manager

Property Administrator

Leasing Consultant (1 - 2x)

Service Operations Manager

Renewal Coordinator

Customer Service Representative

Service Technician (4x)

Customer Service Representative

Field Project Manager (2x)

SWAY Pre-Merger

Area offices consisted of 8-9 employees, covering ~450 homes

Colony Starwood

Area offices of 13-14 employees, covering more than 1,100 homes

Substantially all field staffing synergies realized by the end of January 2016, increasing the average number of homes per property-level employee from 50 to 75

Colony Starwood HOMES

Revenue Impact from Focused Operating Strategy

Superior operating platform targeting industry-leading revenue growth

1 Target markets reflect attractive supply / demand fundamentals

2 Premium resident base with ability to absorb substantial rental increases

3 Institutional approach to the SFR sector mirrors multifamily operating techniques

4 Technology platform facilitates sophisticated revenue management system

5 Colony Starwood Homes eliminating SWAY multi-year lease model

Colony Starwood Homes Driving Stronger Rent Growth

3Q 2015 Renewal Rent Growth

3.1%

3.6%

5.1%

4.4%

Standalone SWAY

SFR Peer Average(1)

Colony Starwood Homes

CAH 3Q 2015 Standalone

CAH & SWAY Standalone 3Q 2015 Renewal Rent Growth – Top 10 Markets (2)

(%)

SWAY 3Q 2015 Standalone

CAH 3Q 2015 Standalone

5.1

3.8

4.0

4.5

5.2

3.7

1.9

5.8

2.8

4.4

4.5

5.5

2.5

3.7

3.2

8.7

NA

4.0

3.0

5.8

Atlanta Miami Tampa Houston Southern CA Orlando Dallas Denver Las Vegas Phoenix

Colony Starwood HOMES

1 As of September 30, 2015; SFR Peers reflects average of AMH, ARPI, and SBY, based on company filings

2 Representative of Colony Starwood Homes’ Top 10 Markets

Acquisitions Engine

Currently acquiring high-quality homes in strong markets with attractive yields and rent growth potential

Colony Starwood Homes Recent Acquisitions Examples

Charlotte

- Average underwritten NOI yield of ~5.4% on new acquisitions [1] [2]

Recent Acquisition Case Study



Acquisition Overview	
Acquisition Date	July 2015
Purchase Price	$317,000
Underwritten Capex	$20,972
Year Built	1999
Beds / Baths	4 / 2.5
Square Feet	2,855
Underwritten Market Rent	$2,495 / Month
Underwritten Gross Yield	8.7%
Underwritten NOI Yield[2]	5.8%

Nashville

- Average underwritten NOI yield of ~5.7% on new acquisitions [1] [2]

Recent Acquisition Case Study



Acquisition Overview	
Acquisition Date	August 2015
Purchase Price	$217,000
Underwritten Capex	$10,453
Year Built	2005
Beds / Baths	3 / 2.5
Square Feet	1,833
Underwritten Market Rent	$1,775 / Month
Underwritten Gross Yield	9.2%
Underwritten NOI Yield[2]	6.2%

Chicago

- Average underwritten NOI yield of ~6.1% on new acquisitions [1] [2]

Recent Acquisition Case Study



Acquisition Overview	
Acquisition Date	December 2015
Purchase Price	$214,060
Underwritten Capex	$49,650
Year Built	2005
Beds / Baths	4 / 2.5
Square Feet	3,073
Underwritten Market Rent	$2,485 / Month
Underwritten Gross Yield	11.3%
Underwritten NOI Yield[2]	5.7%

ColonyStarwood HOMES

1 Average underwritten NOI yield on acquisitions for 6 months ended 12/31/2015
2 See appendix for detailed calculation methodology

13

Significant Synergies Already Achieved

On track to achieve ~70% of ~$50MM annual target on a run-rate basis by end of

January 2016 and 100% in 2017

Staffing Efficiencies

G&A and

Other

Savings

Total

Synergies

Achieved ~60% of staffing efficiency target, representing ~$15MM of annual savings (1)

Field staffing reductions expected to be substantially complete by the end of January 2016

$10MM of remaining target is predetermined staffing reductions expected to be realized by Q3 2016

Achieved ~80% of other synergy targets, representing ~$20MM of annual savings (1)

Savings to date composed of elimination of management fee and certain service contracts plus insurance renegotiation

Remaining synergies include IT subscription services, office consolidation, and other items

Achieved ~70% or ~$35MM of total target on a run-rate basis(1)

Synergies Status (1)

0%

60% /

$15MM

80% /

$20MM

70% / $35MM

50%

40% /

$10MM

20% /

$5MM

30% / $15MM

100%

Realized synergies (1)

Remaining synergies to reach target

Colony Starwood

HOMES

1 As of January 31, 2016; Pro forma for all January 2016 staffing reductions

Strategic Priorities

1 Complete merger integration and achieve synergies

2 Drive core operating results through revenue growth and expense reduction

3 Become pure-play single family REIT via continued wind-down of NPL business

4 Deliver transparent and best-in-class reporting

5 Enhance shareholder value through prudent capital allocation

Colony Starwood

HOMES

Strong Tailwinds for Growth

Poised to benefit from strong tailwinds driving a generational surge in rentership

Household Formations Outpace New Housing Supply (1)

(MM)

2.0

1.5

1.0

0.5

0.0

1980 1985 1990 1995 2000 2005 2010 2014

Single Family Starts

Multi Family Starts

LT Avg Household Formation Rate

Supply growth is a non-factor for the single family rental sector

This is a key differentiator for the SFR sector versus other REIT sectors

Combined single family and multifamily starts have remained below the long-term household formation rate for 7 consecutive years

Renter Demand Rising / Homeownership Continues to Decline (2)

Renter Households

Homeownership

(MM)

44.0

42.0

40.0

38.0

36.0

34.0

32.0

30.0

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

(%) 70 69 68 67 66 65 64 63 62

U.S. homeownership rate has declined from ~70% to 63.7% over the past ten years while renter households have increased by ~24% over the same period

The continually growing pool of renter households in combination with historically low residential starts creates favorable supply-demand dynamics

Colony Starwood

HOMES

1 Per Federal Reserve Bank of St. Louis Economic Data and U.S. Census Bureau

2 Per U.S. Census Bureau

Evolution of SFR Market Similar to Multifamily Growth

Operational expertise and powerful technologies accelerating SFR sector growth

SFR vs. Multifamily REIT Market Capitalization (1)

(Bn)

$1 Bn

$14Bn

$156Bn

Multifamily 1990

Single Family Rental 2015

Multifamily 2015

Weighted Average Multifamily REIT Operating Margin (2)

(%)

50.3%

61.1%

64.6%

1990

2000

2015

Significant Consolidation as Industry Evolved (1)

(# / $Bn)

Number of Publicly Traded Multifamily REITs

Market Capitalization of Multifamily REITs

38

$26Bn

9

$156Bn

YE 1995

YE 2015

Weighted Average Multifamily REIT Price / LTM FFO (2)

(x)

11.1x

17.6x

19.1x

1995

2005

2015

Colony Starwood

HOMES

1 Information per SNL Financial. 2015 Multifamily REITs include AIV, AVB, CPT, EQR, ESS, MAA, MORE, PPS, and UDR. Single Family Rental REITs include SFR, AMH, ARPI, and SBY

2 Information per SNL Financial. Margins and multiples reflect weighted average based on total market capitalization. 2015 data represents LTM as of 9/30/2015

Colony Starwood Homes – Redefining an Asset Class

1 The premier SFR REIT with a 30,000+ home portfolio, strategically located in attractive high growth markets

2 Strategy of density within target markets drives operational efficiency

3 Optimizing revenue growth, field expense structure and operating margins with enhanced scale and superior technology

4 Industry-leading management team in place to capture synergies and drive operational improvements while providing superior reporting and transparency

5 Balance sheet with access to multiple sources of capital, including internal equity from NPL portfolio wind-down and strategic portfolio sales

6 Strong corporate governance with sponsorship by two leading real estate investment firms

Colony Starwood

HOMES

Atlas Technology Platform

Revolutionizing the SFR Industry – enabling employees, engaging residents, rewarding shareholders

Proprietary Neighborhood Score

Deal Flow and Closing Management

Revenue Management (maximization)

Automated workflows

Custom iPad App

Seamless online rent collection

Service portal with detailed self help videos

Renewal or Turn

Acquisition

Renovation

Leasing

Management

Custom iPad App

SKU level integration

Smart home system controls vendor access and utility management

Self Guided Tour

Mobile enabled application and Lease

Industry leading Yardi integration

Colony Starwood

HOMES

Appendix

Aggregate Asset Value. Total estimated asset value including both estimated SFR value, estimated NPL value and estimated CAH FNMA JV value, plus all other tangible assets at book value and cash as of September 30, 2015.

Estimated Fair Value of Assets. Estimated fair value of assets is both estimated SFR value and estimated NPL value; refer to the definition below.

Estimated NAV. We define estimated net asset value (“Estimated NAV”) as the estimated value of all assets net of liabilities at current fair market values, and Estimated NAV is not meant to represent the liquidation value of our assets. To calculate the Estimated NAV, the historical net investments in real estate, NPLs at carrying value, carrying value of the CAH FNMA JV, and intangible deferred financing fees are deducted from total shareholders’ equity and the Estimated SFR Value, NPL Value, and estimated fair value of the CAH FNMA JV are added. Total Estimated SFR Value is calculated using the sum of CAH and SWAY Estimated SFR Values. The Estimated SFR Value of SWAY assets is based on data as of September 30, 2015. The Estimated SFR Value of CAH assets is based on data as of June 30, 2015 plus net investments in real estate made from June 30, 2015 through September 30, 2015 valued at cost, inclusive of renovation costs and net of dispositions. Estimated Enterprise value at FMV reflects Estimated NAV plus total debt including convertible notes minus cash as of September 30, 2015.

The fair value of investments in real estate is determined using a progressive method that incorporates three value sources: automated valuation model values (“AVMs”), BPOs and internal desktop evaluations. AVM values, which are value estimates provided by service providers based on their proprietary mathematical modeling platforms that utilize historical sales and public records data of comparable homes and are adjusted based on characteristics specific to the relevant home being valued, are ordered for each home. The AVM value provided by a third-party AVM service provider is prepared as if such home is at an “after repair” condition. Because not all of our homes are in “after repair” condition, to arrive at our fair market value for a home, we: (1) for non-stabilized homes, deduct the average remaining estimated capital expense per non- stabilized home from the “after repair” AVM value prepared by a third-party AVM service provider, with the average remaining estimated capital expenses determined by subtracting the actual average capital expenditures per home incurred as of that quarter-end date from the average underwritten initial renovation budget per home; and (2) for stabilized homes, deduct the average costs of preparing a stabilized home for sale from the “after repair” AVM value prepared the third-party AVM service provider, with the average costs of preparing a stabilized home for sale determined based on the average of the cost components associated with preparing a home for sale for all homes sold during the quarter. The AVMs we receive are accompanied with a confidence index which provides a measure for the perceived reliability of the AVM value. The AVM confidence index is prepared by a third-party AVM service provider and includes a confidence score, which is a statistically based measurement of how similar or dissimilar the results of the third-party AVM service provider’s multiple proprietary valuation models are to each other. We accept AVMs with confidence scores that equate to a statistical error margin of approximately 5% or less. Historically, greater than 90% of the AVMs provided to the Company have had confidence scores that equate to a statistical error margin of approximately 5% or less. When a home’s AVM confidence index falls below our acceptable score, we will order a BPO, which is a value estimate provided by a local broker based on comparable sales data and adjusted based on characteristics specific to the relevant home being valued. If for some reason a current BPO is not available, an internal evaluation is performed by a licensed appraiser using the market approach as defined by the Appraisal Institute to estimate the fair value. The estimated fair value of the CAH FNMA JV is determined using the net present value of the projected cash flows of the joint venture.

The fair value of investments in NPLs is determined using the net present values of the BPOs of the underlying homes discounted at the then current market discount rate. The net present values of the BPOs of the underlying homes are determined using estimates of the length of time to foreclose or convert the relevant homes, with such estimates made on a state-by-state basis pursuant to market data received from service providers as adjusted from time to time based on our experience. The costs of selling properties in the portfolio, including commissions and other related costs are not deducted for the purpose of calculating the Estimated SFR Value and Estimated NAV. Further, future promoted interests on the NPL portfolio are not deducted for the purpose of calculating Estimated SFR & NPL Value and Estimated NAV. We consider Estimated NAV to be an appropriate supplemental measure as it illustrates the estimated imbedded value in our SFR portfolio and NPL portfolio that is carried on our balance sheet primarily at cost. The Estimated SFR Value, Estimated NPL Value and Estimated NAV are non-GAAP financial measures. However, they are provided for informational purposes to be used by investors in assessing the value of the assets.

The use of AVMs in preparing the estimated NAV is subject to certain inherent limitations, including potentially imperfect and/or incomplete information regarding the properties being valued and comparable properties used in the AVM model. SFR and NPL values used in the calculation of estimated NAV are not subject to audit procedures by our independent auditors.

These metrics should be considered along with other available information in valuing and assessing us, including our GAAP financial measures and other cash flow and yield metrics. These metrics should not be viewed as a substitute for book value, net investments in real estate, equity, net income or cash flows from operations prepared in accordance with GAAP, or as measures of profitability or liquidity.

Further, not all real estate investment trusts (“REITs”) compute the same non-GAAP measure; therefore, there can be no assurance that our basis for computing this non-GAAP measure is comparable with that of other REITs.

Core FFO Accretion. Based on 2015 SWAY Core FFO guidance, adjusting for impact of merger and assuming run-rate impact of synergies for Colony Starwood Homes.

Liquidity. Colony Starwood Homes has a combined cash balance of ~$244MM and a combined undrawn SFR credit facility amount of ~$671MM as of September 30, 2015. Colony Starwood Homes expects to maintain a significant amount of liquidity going forward to fund its strategy. However, the undrawn SFR credit facility capacity of Colony Starwood Homes may be less than the sum of the SWAY and CAH September 30, 2015, undrawn SFR credit facility amounts.

Underwritten NOI yield. Represents estimated NOI as a percentage of estimated total cost basis, inclusive of purchase price, estimated rehab costs and additional capitalized costs related to the acquisition. NOI is based on estimated annual rental payments less estimated vacancy, bad debt and property operating costs based on actual performance for similar assets in the same markets and using actual numbers where available for HOA fees, insurance and real estate taxes. Property operating costs exclude any additional capex reserves.

Colony Starwood

HOMES

Appendix

Occupancy. Total Portfolio Occupancy represents number of homes occupied as of the last day of the period ending September 30, 2015, divided by total SFR portfolio homes minus homes not intended to be held for the long term. Total Stabilized Occupancy represents occupied homes as of the last day of the period ended September 30, 2015, divided by homes that are currently occupied or have been occupied in prior periods. In addition, as reported in SWAY’s Quarterly Report on Form 10-Q filed on November 5, 2015, SWAY’s homes were 90.7% leased as of September 30, 2015, representing number of homes that had a signed lease as of the last day of the period, not occupancy.

Rent Growth. All figures represent rent growth for the three month period ended September 30, 2015. SWAY renewal rent growth includes rent growth from renewals and escalation clauses on multi-year leases.

Retention. Resident Retention for the quarter ended September 30, 2015, excludes 1,601 homes that were not intended to be held for the long term.

Synergies. Expected synergies of ~$50MM are inclusive of elimination of external management fee due to internalization, net of expenses and exclude any potential Prop.13 tax impact and one-time expenses such as severance, office lease termination cost, etc.

Top 10 Markets. Refers to the ten markets with the greatest number of homes for each company. SWAY, Colony Starwood Homes, and SFR peers do not have the same top 10 market composition. Colony Starwood Homes’ top ten markets are Atlanta (includes Gainesville), Tampa Bay (includes Sarasota), Miami, Southern California (consists of Los Angeles, Riverside, San Diego and Ventura), Houston, Dallas, Denver (includes Greeley, Boulder and Colorado Springs), Las Vegas, Orlando (includes Daytona Beach and Winter Haven) and Phoenix.

Core NOI. Core NOI is a non-GAAP measure. Core NOI excludes financial results related to Colony Starwood Homes’ NPL segment as well as other adjustments. Colony Starwood Homes defines Total NOI as total revenues less property operating and maintenance expenses and real estate taxes and insurance expenses (“property operating expenses”) and mortgage loan servicing costs. Colony Starwood Homes defines Total NPL Portfolio NOI as gains on NPLs, net and gains on loan conversions, net, less mortgage loan servicing costs. Colony Starwood Homes defines Total Non-Core NOI as total revenues on the non-stabilized portfolio less property operating expenses on the non-stabilized portfolio. Colony Starwood Homes defines Total Core NOI as total revenues on the stabilized portfolio less property operating expenses on the stabilized portfolio. Colony Starwood Homes considers these NOI measures to be appropriate supplemental measures of operating performance to net income attributable to common shareholders because they reflect the operating performance of Colony Starwood Homes’ homes without allocation of corporate level overhead or general and administrative costs and reflect the operations of the segments and sub-segments of Colony Starwood Homes’ business.

These NOI measures should not be considered alternatives to net loss or net cash flows from operating activities, as determined in accordance with GAAP, as indications of Colony Starwood Homes’ performance or as measures of liquidity. Although Colony Starwood Homes uses these non-GAAP measures for comparability in assessing their performance against other REITs, not all REITs compute the same non-GAAP measures. Accordingly, there can be no assurance that Colony Starwood Homes’ basis for computing these non-GAAP measures are comparable with that of other REITs.

Colony Starwood

HOMES

Colony Starwood

HOMES

Colony Starwood Homes

9305 East Via de Ventura, Suite 201

Scottsdale, AZ 85258

(855) 224-5484

www.colonystarwood.com

Investor Relations

John Christie

(510) 982-5470

ir@colonystarwood.com